Summary Prospectus Supplement	February 28, 2018

Putnam International Equity Fund
Summary Prospectus dated October 30, 2017

The section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Simon Davis, Co-Head of Equities, portfolio manager of the fund from 2003 to 2008 and since 2011

Sub-advisors
Putnam Investments Limited
The Putnam Advisory Company, LLC*

Assistant Portfolio manager
Vivek Gandhi, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2018

* Though the investment advisor has retained the services of The Putnam Advisory Company, LLC (PAC), PAC does not currently manage any assets of the fund.

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